UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2013

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2013, the Compensation & Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Accuride Corporation (the “Company”) determined that no bonus was payable under the Company’s 2012 Annual Incentive Compensation Plan.  However, the Committee and the full Board approved a discretionary cash bonus to certain employees, which included the following:

Amount
Richard F. Dauch	$135,000
Gregory A. Risch	$35,063
James J. Maniatis	$36,750
Stephen A. Martin	$39,750

Item 7.01.  Regulation FD Disclosure.

On March 6, 2013, the Board determined that the Company’s 2013 Annual Meeting of Stockholders will be held at a time and place to be determined in New York, New York on May 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
Date:	March 11, 2013	/s/ Stephen A. Martin
Stephen A. Martin
Senior Vice President / General Counsel